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                                                                 Exhibit 10.18.1


                AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT

                  THIS AMENDMENT (this "AMENDMENT") is entered into as of May 27, 2003 by and among:

                  (a) RPM Funding Corporation, a Delaware corporation
         ("SELLER"),

                  (b) RPM International Inc., a Delaware corporation ("RPM-DELAWARE"),

                  (c) Jupiter Securitization Corporation, a Delaware corporation ("JUPITER" or a "CONDUIT"), and Blue Ridge Asset Funding Corporation, a Delaware corporation ("BLUE RIDGE" or a "CONDUIT"),

                  (d) Bank One, NA (Main Office Chicago), a national banking association ("BANK ONE"), and its assigns (collectively, the "JUPITER LIQUIDITY BANKS" and, together with Jupiter, the "JUPITER GROUP"), and Wachovia Bank, National Association, a national banking association ("WACHOVIA "), and its assigns (collectively, the "BLUE RIDGE LIQUIDITY BANKS" and, together with Blue Ridge, the "BLUE RIDGE GROUP"),

                  (e) Bank One, NA (Main Office Chicago), a national banking association, in its capacity as agent for the Jupiter Group (the "JUPITER AGENT" or a "CO-AGENT"), and Wachovia Bank, National Association, a national banking association, in its capacity as agent for the Blue Ridge Group (the "BLUE RIDGE AGENT" or a "CO-AGENT"), and

                  (f) Bank One, NA (Main Office Chicago), a national banking association, in its capacity as administrative agent for the Jupiter Group, the Blue Ridge Group and each Co-Agent (in such capacity, together with its successors and assigns, the "ADMINISTRATIVE AGENT" and, together with each of the Co-Agents, the "AGENTS"), with respect to the Receivables Purchase Agreement dated as of June 6, 2002 by and among the Seller, the Jupiter Group, the Blue Ridge Group, and the Agents (the "RPA").

UNLESS DEFINED ELSEWHERE HEREIN, CAPITALIZED TERMS USED IN THIS AMENDMENT SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN the RPA.

                                   WITNESSETH:

                  WHEREAS, the parties wish to amend the RPA as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Amendments.

                  1.1. The definition of "LIQUIDITY TERMINATION DATE" in the RPA is hereby amended and restated in its entirety to read as follows:

                  "LIQUIDITY TERMINATION DATE" means May 25, 2004.

                  1.2. SECTION 10.3 OF THE RPA is hereby amended and restated in its entirety to read as follows:

                  Section 10.3. Increased Cost and Reduced Return. If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy), any accounting principles or any change in any of the foregoing, or any change in the interpretation or administration thereof by the Financial Accounting Standards Board ("FASB"), any governmental authority, any central bank or any comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority or agency (a "REGULATORY CHANGE"): (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by Section 10.1) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the applicable Co-Agent, Seller shall pay to such Co-Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction. Notwithstanding the foregoing, no Funding Source that is not organized under the laws of the United States of America, or a state thereof, shall be entitled to reimbursement or compensation hereunder unless and until it has delivered to the Seller two (2) duly completed and signed originals of United States Internal Revenue Service Form W-8BEN or W-8ECI, as applicable, certifying in either case that such Funding Source is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. For the avoidance of doubt, if the issuance of FASB Interpretation No. 46,




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

         or any other change in accounting standards or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of any Conduit or Seller with the assets and liabilities of any of the Agents, any Financial Institution or any other Funding Source, such event shall constitute a circumstance on which such Funding Source may base a claim for reimbursement under this Section.

                  2. Reaffirmation of Performance Undertaking. RPM-Delaware hereby ratifies the Performance Undertaking and confirms that its obligations thereunder remain in full force and effect.

                  3. Representations. In order to induce the Agents and the Purchasers to agree to this Amendment, each of the Seller Parties hereby represents and warrants that (a) the representations and warranties set forth in
Section 5.1 of the RPA are true and correct on and as of the date hereof, and
(b) no event has occurred and is continuing that constitutes an Amortization Event or Potential Amortization Event.

                  4. Condition Precedent. This Amendment will become effective as of the date first above written upon receipt by the Administrative Agent of executed copies of this Amendment, duly executed by each of the parties hereto.

                  5. Bankruptcy Petition. With respect to each Conduit, each of the other parties hereto hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of such Conduit, it will not institute against, or join any other Person in instituting against, such Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  6. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  7. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                  8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

                  9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.


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
                   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or signatories as of the date hereof.



RPM FUNDING CORPORATION


By:  /s/ Keith R. Smiley
    ---------------------------------
Name:  Keith R. Smiley
Title: Vice President-Treasurer



















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


RPM INTERNATIONAL INC.


By:  /s/ P. Kelly Tompkins
    ---------------------------------
Name:  P. Kelly Tompkins
Title: Senior V.P., General Counsel, Secretary
















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


JUPITER SECURITIZATION CORPORATION


By  /s/ Sherri Gerner
   ---------------------------------------
Name:  Sherri Gerner
Title: Authorized Signer






BANK ONE, NA (MAIN OFFICE CHICAGO), INDIVIDUALLY, AS JUPITER AGENT AND AS ADMINISTRATIVE AGENT


By  /s/ Sherri Gerner
   ---------------------------------------
Name:  Sherri Gerner
Title: Director, Capital Markets


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


BLUE RIDGE ASSET FUNDING CORPORATION

BY: WACHOVIA SECURITIES, INC., ATTORNEY-IN FACT


By: /s/ Douglas R. Wilson, Sr.
    ------------------------------
Name:  Douglas R. Wilson, Sr.
Title: Vice President



WACHOVIA BANK, NATIONAL ASSOCIATION, INDIVIDUALLY AND AS BLUERIDGE
AGENT



By: /s/ Gary G. Fleming, Jr.
    ------------------------------
Name:  Gary G. Fleming, Jr.
Title: Director





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